    Exhibit 10.1
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED [***]

ADDENDUM
TO THE PURCHASE AGREEMENT

THIS ADDENDUM TO THE PURCHASE AGREEMENT (“2025 Addendum”) is entered into by and between Insulet Corporation (“Insulet”) and NXP USA, Inc. (“NXP”) and effective as of January 1, 2025 (“Addendum Effective Date”). Insulet and NXP may be referred to herein as a “Party” or, collectively, as the “Parties.”

WHEREAS Insulet and NXP entered into that certain Purchase Agreement dated October 12, 2017, as may have been amended from time to time (the “Agreement”); and

WHEREAS the Parties wish to further amend the Agreement on the terms and conditions set forth herein, effective as of the Addendum Effective Date.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties mutually agree as follows:

1.Definitions. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

2. 2024 Addendum. Purchases shipped during Q1 2025 are subject to the 2024 Addendum, entered into by the Parties on January 1, 2024. Accordingly, the Table 1 - Q1 2025 Deliveries (as depicted below) is incorporated into this the 2025 Addendum by reference and will continue in full force and effect through the March 31, 2025. For clarity, Products delivered during Q1 [***].

Table 1 - Q1 2025 Delivery Table (M)
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

3. 2025 Purchase Period & Quantities. Insulet, including its High-Level Suppliers, will purchase [***] during the period covering January 1, 2025 to December 31, 2025 (“2025 Addendum Purchase Period”), subject to the deliveries set out in Table 1 above.

Table 2 –2025 Delivery Table (M)
	Q1	Q2	Q3	Q4	Total
[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

As of the Addendum Effective Date, Purchase Orders from Insulet have been placed for Q1 and Q2 2025. Insulet will[***].

4.Pricing. Insulet and NXP have agreed to the following [***]pricing for the Products (in millions) delivered under the 2024 Addendum and 2025 Addendum:

Table 3 - [***]
Product	Purchase Quantity [***]	Price
[***]	[***]	[***]
[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]

[***].

[***].

5.NHS52SO4 PHX Product Limited Warranty. The following warranty terms only apply to the [***] shipped during the 2024 and 2025 Addendum Purchase Period(s): [***]. THE EXPRESS WARRANTY GRANTED ABOVE EXTENDS ONLY TO INSULET AND NOT TO INSULET’S CUSTOMERS, AGENTS, OR REPRESENTATIVES. THE EXPRESS WARRANTY GRANTED ABOVE IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIES WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, OR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS. ALL OTHER WARRANTIES ARE HEREBY SPECIFICALLY DISCLAIMED BY NXP.

6.Limited Market Release Order Modifications. The Parties acknowledge the unique development timeline for Insulet’s OP5, which includes a Limited Market Release during which the OP5 may be modified (“Limited Market Release” or “LMR”). [***]. If a modification is required, the Parties agree to work together in good faith to address any identifiable issues, including hardware or software issues, and the following limited rights will apply:

6.1[***].

6.2[***].

[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***].

7.Higher-Level Suppliers. Insulet’s Higher-Level Suppliers will make the actual purchases required under this 2025 Addendum and all such purchases shall be credited against the order commitment as outlined in this 2025 Addendum as if Insulet were the actual purchaser. [***]. Nothing in this 2025 Addendum shall be deemed to limit Insulet, or its Higher-Level Suppliers, from issuing additional Purchase Orders following the Addendum Effective Date.

8.[***]:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

a)For clarity, [***].

b)Insulet will provide NXP with a [***] rolling forecast for planning purposes. The Parties agree to mutual monthly demand reviews to facilitate updates to the respective supply chain.

c)NXP agrees that the Purchase Orders for the [***] Products are subject to the [***].
9.No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.

10.Conflicts. In the event of a conflict between the Agreement or this 2025 Addendum, this 2025 Addendum shall govern.

11.Counterparts. This 2025 Addendum may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

    IN WITNESS WHEREOF, this 2025 Addendum has been executed by the duly authorized representatives of the parties as of the Addendum Effective Date.

NXP USA, INC.
By:/s/ Katherine Haight
Name: Katherine Haight
Title: VP, Commercial Legal Support
Date: 3/7/2025

NXP USA, INC.
By:/s/ Jaime French
Name: Jaime French
Title: Senior Director, Legal
Date: 3/7/2025

INSULET CORPORATION
By:/s/ Thomas J. Niglio
Name: Thomas J. Niglio
Title: Group Vice President, Chief Procurement Officer
Date: 2/27/2025

Exhibit A – Anticipated Schedule

[***]